UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) August 9, 2005

Commission	Registrant, Address of Principal Executive	I.R.S. Employer	State of
File Number	Offices and Telephone Number	Identification Number	Incorporation

1-08788	SIERRA PACIFIC RESOURCES	88-0198358	Nevada
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None
(Former name, former address and former fiscal year, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 9, 2005, Sierra Pacific Resources (the “Company”) issued a press release announcing a planned institutional private placement of $225 million of its long term senior notes (the “Notes”) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In accordance with Rule 135(c) of the Securities Act, the Company files a copy of the press release as Exhibit 99.1 hereto.
Item 7.01 Regulation FD Disclosure.
The information set forth below is included in a presentation to be provided to institutional investors by the Company in connection with the offering of the Notes pursuant to Rule 144A under the Securities Act. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The following tables define EBITDA as earnings before interest, taxes, depreciation, and amortization adjusted for other operating expenses for the periods shown below:

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands)

	6 months ended	6 months ended	Year ended	12 months ended
	June 30, 2005	June 30, 2004	2004	June 30, 2005

Nevada Power Company

Net Income (Loss)	$12,936	($1,816)	$104,312	$119,064
Deferred energy cost disallowed		1,586	1,586
Disallowed merger cost		3,961	3,961
Disallowed plant cost
Impairment of goodwill

Adjusted Net Income (Loss)	$12,936	$3,731	$109,859	$119,064

Interest charge	81,921	82,956	137,388	136,353
Income tax expenses (Benefits)	6,009	(1,069)	56,572	63,650
Depreciation and Amortization	61,163	58,730	118,841	121,274

EBITDA	$162,029	$144,348	$422,660	$440,341

	6 months ended	6 months ended	Year ended	12 months ended
	June 30, 2005	June 30, 2004	2004	June 30, 2005

Sierra Pacific Power Company

Net Income (Loss)	$17,036	($24,516)	$18,577	$60,129
Deferred energy cost disallowed Disallowed merger cost		1,929	1,929
Disallowed plant cost		47,092	47,092
Impairment of goodwill

Adjusted Net Income (Loss)	$17,036	$24,505	$67,598	$60,129

Interest charge	36,288	39,208	62,831	59,911
Income tax expenses (Benefits)	10,569	(15,053)	325	25,947
Depreciation and Amortization	44,924	43,336	86,806	88,394

EBITDA	$108,817	$91,996	$217,560	$234,381

	6 months ended	6 months ended	Year ended	12 months ended
	June 30, 2005	June 30, 2004	2004	June 30, 2005

Sierra Pacific Resources

Income (Loss) from continuing operations	$1,509	($83,742)	$35,635	$120,886
Deferred energy cost disallowed		1,586	1,586
Disallowed merger cost		5,890	5,890
Disallowed plant cost		47,092	47,092
Impairment of goodwill		11,695	11,695

Adjusted Income (Loss) from continuing operations	$1,509	($17,479)	$101,898	$120,886

Interest charge	159,156	188,287	306,427	277,296
Income tax expenses (Benefits)	1,419	(38,695)	20,631	60,745
Depreciation and Amortization	106,087	102,066	205,647	209,668

EBITDA	$268,171	$234,179	$634,603	$668,595

Sierra Pacific Resources
(Historical)

	Fiscal year ended December 31,
	2004	2003	2002

Income (Loss) from continuing operations	$35,635	($104,160)	($294,979)
Deferred energy cost disallowed	1,586	90,964	491,081
Disallowed merger cost	5,890
Disallowed plant cost	47,092
Impairment of good will	11,695

Adjusted Income (Loss) from continuing operations	$101,898	($13,196)	$196,102

Interest charge	306,427	366,282	279,057
Income tax expenses (Benefits)	20,631	(44,207)	(161,191)
Depreciation and Amortization	205,647	191,259	174,200

EBITDA	$634,603	$500,138	$488,168

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

99.1 Press release dated August 9, 2005

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: August 9, 2005	By:	/s/ John E. Brown

John E. Brown Controller